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Exhibit 23.4

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 1 to Registration Statement No. 333-141393 on Form S-3 of our report dated June 12, 2008 relating to the combined financial statements of the Consumable Solutions Business of Honeywell International Inc. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Phoenix, Arizona
June 18, 2008

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  Exhibit 23.4
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM